ASSIGNMENT SEPARATE FROM CERTIFICATE
AND IRREVOCABLE STOCK POWER

     FOR VALUE RECEIVED, the undersigned does hereby assign and transfer the following shares of Acadia National Health Systems, Inc. (the "Company") Common Stock, standing in the name of the undersigned on the books of said
Company:

          1,235,687     to     Paul W. Chute
                               RFD #1, Box 2740
                               Buckfield, ME  04220

          1,090,313     to     Jacquelyn J. Magno
                               124 Fairway Drive
                               Auburn, ME  04210

     The undersigned does hereby irrevocably constitute and appoint the Company's transfer agent as attorney to transfer the said stock on the books of the transfer agent and the Company, with full power of substitution in the premises.

DATED:  July 29, 1997.
                                   PEACOCK HILL FARM
                                   LIMITED LIABILITY COMPANY

                                   By:_____________________________
                                   ELAINE H. HACKETT,
                                   SOLE MANAGING MEMBER
STATE OF MAINE             )
                           ) ss:
COUNTY OF ANDROSCOGGIN     )

      The signature above is hereby guaranteed by an eligible guarantor institution (Bank, Stockbroker, Savings and Loan Association or Credit Union) with membership in an approved signature Medallion Program this ____ day of ______________, 1997.

                                   Signature guaranteed by: